UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 7, 2005
MIKOHN GAMING CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (I.R.S. Employer Identification No.)
920 Pilot Road
Las Vegas, Nevada 89119
(Address of Principal Executive Offices)
(702) 896-3890
(Registrants telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.4

Item 2.01 Completion of Acquisition or Disposition of Assets.
On October 7, 2005, pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated February 19, 2005, as amended on July 29, 2005 and September 30, 2005, by and among Mikohn Gaming Corporation, a Nevada corporation, d/b/a Progressive Gaming International Corporation (“PGIC”), Viking Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of PGIC (“Merger Sub I”), Viking Merger Subsidiary, LLC, a Delaware limited liability company and wholly-owned subsidiary of PGIC (“Merger Sub II”), and VirtGame Corp., a Delaware corporation (“VirtGame”), Merger Sub I merged with and into VirtGame, with VirtGame surviving as a wholly-owned subsidiary of PGIC (“Merger I”), and following the effectiveness of Merger I, VirtGame as the surviving entity merged with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of PGIC (“Merger II,” and together with Merger I, the “Transaction”).
As a result of the Transaction, each outstanding share of VirtGame common stock represents the right to receive 0.028489 shares of PGIC common stock, each outstanding share of VirtGame Series A preferred stock represents the right to receive 74.971 shares of PGIC common stock and each outstanding share of VirtGame Series B preferred stock represents the right to receive 42.677 shares of PGIC common stock. In addition, each former stockholder of record will receive a certificate representing the right to receive a portion of the Balance Shares, to be determined in the future in accordance with the Merger Agreement.
The press release announcing the completion of the Transaction is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The required audited financial information of VirtGame Corp. as of December 31, 2004 and 2003, and for each of the two years in the period ended December 31, 2004 is included as Exhibit 99.2 and is hereby incorporated by reference.

The required unaudited financial information of VirtGame Corp. as of and for the three and six months ended June 30, 2005 is included as Exhibit 99.3 and is hereby incorporated by reference.
(b) Pro forma financial information.
The required unaudited pro forma financial information for the fiscal year ended December 31, 2004 and as of and for the six months ended June 30, 2005 is included as Exhibit 99.4 and is hereby incorporated by reference.

(c) Exhibits.

10.1	(1)	Agreement and Plan of Merger and Reorganization, dated as of February 28, 2005, by and among Mikohn Gaming Corporation, a Nevada corporation, d/b/a Progressive Gaming International Corporation, Viking Acquisition Sub, Inc., a Delaware corporation, Viking Merger Subsidiary, LLC, a Delaware limited liability company, and VirtGame Corp., a Delaware corporation.

10.2	(2)	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of July 29, 2005, among Mikohn Gaming Corporation, a Nevada corporation, d/b/a Progressive Gaming International Corporation, Viking Acquisition Sub, Inc., a Delaware corporation, Viking Merger Subsidiary, LLC, a Delaware limited liability company, and VirtGame Corp., a Delaware corporation.

23.1		Consent of PKF, Independent Registered Public Accounting Firm, with respect to VirtGame Corp.
99.1		Press Release, dated October 10, 2005.
99.2	(3)	Audited financial information of VirtGame Corp. as of December 31, 2004 and 2003, and for each of the two years in the period ended December 31, 2004.
99.3	(4)	Unaudited financial information of VirtGame Corp. as of and for the three and six months ended June 30, 2005.
99.4		Pro forma financial information.

(1)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by the Registrant on February 23, 2005.

(2)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by the Registrant on August 4, 2005.

(3)	Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Registrant on September 29, 2005.

(4)	Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by the Registrant on September 29, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION
Date: October 14, 2005	By:	/s/ ROBERT B. ZIEMS
Robert B. Ziems
Executive Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit
No.		Description
10.1	(1)	Agreement and Plan of Merger and Reorganization, dated as of February 28, 2005, by and among Mikohn Gaming Corporation, a Nevada corporation, d/b/a Progressive Gaming International Corporation, Viking Acquisition Sub, Inc., a Delaware corporation, Viking Merger Subsidiary, LLC, a Delaware limited liability company, and VirtGame Corp., a Delaware corporation.

10.2	(2)	Amendment No. 1 to Agreement and Plan of Merger and Reorganization, dated as of July 29, 2005, among Mikohn Gaming Corporation, a Nevada corporation, d/b/a Progressive Gaming International Corporation, Viking Acquisition Sub, Inc., a Delaware corporation, Viking Merger Subsidiary, LLC, a Delaware limited liability company, and VirtGame Corp., a Delaware corporation.

23.1		Consent of PKF, Independent Registered Public Accounting Firm, with respect to VirtGame Corp.
99.1		Press Release, dated October 10, 2005.
99.2	(3)	Audited financial information of VirtGame Corp. as of December 31, 2004 and 2003, and for each of the two years in the period ended December 31, 2004.
99.3	(4)	Unaudited financial information of VirtGame Corp. as of and for the three and six months ended June 30, 2005.
99.4		Pro forma financial information.

(1)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by the Registrant on February 23, 2005.

(2)	Incorporated by reference to the similarly described exhibit in the Current Report on Form 8-K filed by the Registrant on August 4, 2005.

(3)	Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the Registrant on September 29, 2005.

(4)	Incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by the Registrant on September 29, 2005.